EX-10.6
             ASSIGNMENT OF PATENT APPLICATION

                          ASSIGNMENT
             of U.S. Origin Patent Application

WHEREAS, the undersigned, George S. Avery, has made and is filing herewith the accompanying patent application entitled Golf Mat, in the United States Patent and Trademark Office; and

WHEREAS, AVERY SPORTS TURF, INC. (hereinafter ASSIGNEE), a corporation of the State of Delaware, having a place of business at 7550 24th Avenue South, Suite 168, Minneapolis, MN 55450, desires to acquire an interest therein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, said ASSIGNOR does hereby sell, assign and transfer unto ASSIGNEE, its successors, assigns and legal representatives, the full and exclusive right, title and interest to the said invention in the United States and all foreign countries, as described in the aforesaid application, and to the said application and to all continuations. divisions, reissues and substitutes of said application, together with the right of priority under the International Convention for the Protection of Industrial Property, Inter-American Convention Relating to Patents, Designs and Industrial Mode1s, and any other international agreements to which the United States of America adheres, and ASSIGNOR hereby authorizes and requests the Commissioner of Patents to issue said Letters Patent to ASSIGNEE, for its interest as ASSIGNEE, its successors, assigns and legal representatives.

AND ASSIGNOR hereby agrees to execute any papers requested by ASSIGNEE, its successors, assigns and legal representatives, deemed essential to ASSIGNEE's full protection and title in and to the invention hereby transferred.

ASSIGNOR furthermore agrees upon request of said ASSIGNEE, and without further remuneration, to execute any and all papers desired by said ASSIGNEE for the filing and granting of foreign app1ications and the perfecting of title thereto in said ASSIGNEE.

Executed on the date below indicated.

Executed on the date indicated.


Signature                Date Signed                   Witness


/s/  George A. Avery     May 10, 2004             /s/  Gary Borglund
George S. Avery